Partners First Credit Card Master Trust
                             Monthly Trust Activity

A. Trust Level Activity
         Number of Days in Monthly Period                                                                         31
         Beginning Principal Receivables Balance                                                    2,033,657,143.21
         Beginning Special Funding Account Balance                                                              0.00
         Beginning Principal Receivables + SFA Balance                                              2,033,657,143.21
         Beginning Finance Charge Receivables                                                          58,975,656.80
         Beginning Total Receivables                                                                2,092,632,800.01
         Special Funding Account Earnings                                                                       0.00
         Finance Charge Collections                                                                    33,362,358.21
         Interest/Fee Reversals (Wachovia accounts only)                                                 -183,813.78
         Interchange Collections                                                                        2,457,961.55
         Collection Account Investment Proceeds                                                                 0.00
         Recoveries treated as Finance Charge Collections                                                       0.00
         Total Finance Charge Receivables Collections                                                  35,636,505.98
         Principal Receivables Collections                                                            214,237,176.93
         Recoveries treated as Principal Collections                                                      666,121.76
         Total Principal Receivables Collections                                                      214,903,298.69
         Monthly Payment Rate (Principal plus Interest divided by Beg. Total Receivables)                     11.83%
         Defaulted Amount (Net of Recoveries)                                                          12,876,238.05
         Additional Defaults due to change in charge-off policy                                         2,745,471.82
         Annualized Default Rate                                                                               9.22%
         Trust Portfolio Yield                                                                                21.03%
         Aggregate Account Addition or Removal (Y/N)?                                                              N
         Date of Addition/Removal                                                                                N/A
         Principal Receivables at the end of the day of Addition/Removal                                         N/A
         SFA Balance at the end of the day of Addition/Removal                                                   N/A
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                           N/A
         Ending Principal Receivables Balance                                                       2,004,837,448.69
         Ending Special Funding Account (SFA) Balance                                                           0.00
         Ending Principal Receivables + SFA Balance                                                 2,004,837,448.69
         Ending Finance Charge Receivables                                                             56,645,603.63
         Ending Total Receivables                                                                   2,061,483,052.32
         Required Minimum Principal Balance                                                         1,603,955,914.13

                    Partners First Credit Card Master Trust
                             Monthly Trust Activity

B. Series Allocations
                                                                  Total                  1998-2                  1998-3
         Group                                                                              1                       1
         Class A Beginning Invested Amount                      1,056,000,000.00          528,000,000.00          528,000,000.00
         Class B Beginning Invested Amount                        226,000,000.00          113,000,000.00          113,000,000.00
         Collateral Beginning Invested Amount                     134,000,000.00           67,000,000.00           67,000,000.00
         Class D Beginning Invested Amount                         83,024,218.81           41,024,218.81           42,000,000.00
         Total Beginning Invested Amount                        1,499,024,218.81          749,024,218.81          750,000,000.00
         Required Transferor Amount                               104,931,695.32           52,431,695.32           52,500,000.00
         Invested Amount + Req Transf Amount                    1,603,955,914.13          801,455,914.13          802,500,000.00
         Series Allocation Percentage                                    100.00%                  49.97%                  50.03%
         Series Allocable Finance Charge Collections               35,636,505.98           17,806,654.30           17,829,851.68
         Series Allocable Principal Collections                   214,903,298.69          107,381,704.31          107,521,594.38
         Series Allocable Defaulted Amounts                        12,876,238.05            6,433,928.17            6,442,309.88
         Series Alloc Addtl Defaults due to change in c/o policy    2,745,471.82            1,372,735.91            1,372,735.91
         Series Allocable Servicing Fee                             2,500,000.00            1,250,000.00            1,250,000.00
         In Revolving Period?                                                                          Y                       Y
         Available for Principal Sharing Series                   170,643,508.74           85,267,108.24           85,376,400.50
         Principal Shortfall                                                0.00                    0.00                    0.00
         Allocation of Shared Principal Collections                         0.00                    0.00                    0.00
         Available for Excess Allocation Series                             0.00                    0.00                    0.00
         Finance Charge Shortfall                                  10,428,956.41            8,583,820.21            1,845,136.19
         Allocation of Excess Finance Charge Collections                    0.00                    0.00                    0.00

B. Series Allocations
         Amounts Due                                                                     1998-2                  1998-3
                             Transferor's Percentage                                              26.29%                  26.29%
                             Principal Allocation Percentage                                      73.71%                  73.71%
                             Floating Allocation Percentage                                       73.71%                  73.71%
                             Class A Certificate Rate                                           6.71875%                6.74875%
                             Class B Certificate Rate                                           6.92875%                6.97875%
                             CIA Certificate Rate                                               7.49375%                7.59375%
                             CIA Secured Loan Spread Rate                                       7.24375%                7.34375%
                             Class D Certificate Rate                                           0.00000%                0.00000%
                             Class A Interest                                               3,054,791.67            3,068,431.67
                             Class B Interest                                                 674,205.87              679,071.15
                             Collateral Monthly Interest                                      432,347.74              438,117.19
                             Class D Interest                                                       0.00                    0.00
                             Investor Monthly Interest                                      4,161,345.28            4,185,620.01
                             Investor Default Amount (Net of Recoveries)                    6,115,233.52            6,121,411.75
                             Interchange Collections                                          905,301.44              906,480.81
                             0.75% of Interchange                                             468,140.14              468,750.00
                             Servicer Interchange                                             468,140.14              468,750.00
                             Monthly Servicing Fee (Before Adjustments)                     1,250,000.00            1,250,000.00
                                 Interchange Adjustment                                             0.00                    0.00
                                 SFA Adjustment                                                     0.00                    0.00
                                 Previous Period Adjustment                                         0.00                    0.00
                             Total Monthly Servicing Fee (After all adjustments)            1,250,000.00            1,250,000.00

C. Calculation of Redirected Investor Finance Charge Collections ("Socialism")
                                                                 Group I                 1998-2                  1998-3
         Beginning Invested Amount (Month)                      1,499,024,218.81          749,024,218.81          750,000,000.00
         Finance Charge Collections                                26,267,940.85           13,125,420.94           13,142,519.91
         Investor Monthly Interest                                  8,346,965.29            4,161,345.28            4,185,620.01
         Investor Default Amount                                   12,236,645.27            6,115,233.52            6,121,411.75
         Monthly Servicing Fee                                      2,500,000.00            1,250,000.00            1,250,000.00
         Additional Amounts                                                 0.00                    0.00                    0.00
         Total Amount Due                                          23,083,610.56           11,526,578.80           11,557,031.76
         Group Excess?                                              Y
         Amount per 4.10(A)                                                                 4,161,345.28            4,185,620.01
         Amount per 4.10(B)           used in a                                             6,115,233.52            6,121,411.75
         Amount per 4.10(C)    shortfall scenario only                                      1,250,000.00            1,250,000.00
         Amount per 4.10(D)                                                                         0.00                    0.00
         Redirected Finance Charge Collections                     26,267,940.85           13,117,707.54           13,150,233.31
         Amount of funds redistributed per 4.10                                                -7,713.41                7,713.41

D. Trust Performance
         30-59 Days Delinquent                                                             33,694,368.76                   1.68%
         60-89 Days Delinquent                                                             22,015,489.68                   1.10%
         90+ Days Delinquent                                                               42,680,764.05                   2.13%
         Total 30+ Days Delinquent                                                         98,390,622.49                   4.91%

         THE FIRST NATIONAL BANK OF ATLANTA
         d/b/a Wachovia Bank Card Services
         as Servicer

         By:  Michael L. Scheuerman
         Title:  Senior Vice President

                     Partners First Credit Card Master Trust
                                  Series 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                   15-Aug-00
Current Payment Date                                15-Sep-00
Actual / 360 Days                                      31               31                 31                  31
30 / 360 Days                                          30               30                 30                  30
Fixed / Floating                                    Floating         Floating           Floating            Floating
                                                                                  Collateral Invested
                                                     Class A         Class B             Amount            Class D         Total
Certificate Rate                                          6.71875%         6.92875%        7.49375%      0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                             7.24375%
Initial Balance                                     528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                            52,500,000.00
Total Initial Amount                                                                                                 802,500,000.00

Beginning Outstanding Amount (Distribution)         528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00   750,000,000.00
Ending Outstanding Amount (Distribution)            528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00   750,000,000.00

Beginning Invested Amount (Distribution)            528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00   750,000,000.00
Ending Invested Amount (Distribution)               528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount (Distribution)   528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount (Distribution)      528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00   750,000,000.00


Beginning Invested Amount (Month)                   528,000,000.00   113,000,000.00   67,000,000.00  41,024,218.81   749,024,218.81
Ending Invested Amount (Month)                      528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount (Month)          528,000,000.00   113,000,000.00   67,000,000.00  41,024,218.81   749,024,218.81
Ending Adjusted Invested Amount (Month)             528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00   750,000,000.00

Principal Allocation Percentage                             70.49%           15.09%           8.94%          5.48%          100.00%
Floating Allocation Percentage                              70.49%           15.09%           8.94%          5.48%          100.00%
Principal Collections                                55,795,512.08    11,941,084.97    7,080,112.33   4,335,165.33    79,151,874.72
Redirected Finance Charge Collections                 9,246,896.70     1,978,976.00    1,173,375.15     718,459.68    13,117,707.54
Reserve Account Proceeds not Retained                    12,209.14         2,612.94        1,549.27         948.62        17,319.97
Redirected Finance Charge plus  & Reserve Int.        9,259,105.85     1,981,588.94    1,174,924.42     719,408.30    13,135,027.51
Monthly Interest                                      3,054,791.67       674,205.87      432,347.74           0.00     4,161,345.28
Investor Default Amount (Net)                         4,310,732.84       922,562.14      547,005.87     334,932.67     6,115,233.52
Monthly Servicing Fee                                   881,146.41       188,578.68      111,812.14      68,462.77     1,250,000.00
Total Due                                             8,246,670.92     1,785,346.69    1,091,165.75     403,395.44    11,526,578.80

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             13,135,027.51
Series Adjusted Portfolio Yield                                                                                              11.25%
Base Rate                                                                                                                     8.44%

                     Partners First Credit Card Master Trust
                                  Series 1998-2


Series Parameters
                            Revolving Period (Y/N)                                          Y
                            Accumulation Period (Y/N)                                       N
                            Early Amortization (Y/N)                                        N
                            Controlled Accumulation Period                                 6.00
                            FNBA is Servicer                                                Y
                            Paydown Excess CIA (Y/N)                                        Y
                            Paydown Excess Class D (Y/N)                                    Y
                            Controlled Accumulation Amount                                 106,833,333.33
                            Controlled Deposit Amount                                      106,833,333.33
                            Ending Controlled Deposit Amount Shortfalll                              0.00

Funding Accounts
                            Beginning Principal Funding Account Balance                              0.00
                            Principal Funding Account Deposit                                        0.00
                            Principal Funding Account Withdrawal                                     0.00
                            Ending Principal Funding Account Balance                                 0.00
                            Principal Funding Investment Proceeds                                    0.00

                            Yield Supplement Account Beginning Balance                               0.00
                            Yield Supplement Account Release                                         0.00
                            Yield Supplement Account Ending Balance                                  0.00

                            Reserve Account Beginning Balance                                3,205,000.00
                            Required Reserve Account Amount                                  3,205,000.00
                            Available Reserve Account Amount                                 3,205,000.00
                            Interest Retained in Reserve Account                                     0.00
                            Funds Deposited into Reserve Account (out of Excess Spread)              0.00
                            Ending Reserve Account Balance                                   3,205,000.00
                            Covered Amount                                                           0.00
                            Reserve Draw Amount                                                      0.00

C. Certificate Balances and Distrubutions
                                                Class A               Class B           CIA               Class D            Total
                    Beginning Balance       528,000,000.00     113,000,000.00   67,000,000.00    41,024,218.81    749,024,218.81
               Interest Distributions         3,054,791.67         674,205.87      432,347.74             0.00      4,161,345.28
                         PFA Deposits                 0.00                                                                  0.00
              Principal Distributions                 0.00               0.00            0.00             0.00              0.00
                  Total Distributions         3,054,791.67         674,205.87      432,347.74             0.00      4,161,345.28
           Ending Certificate Balance       528,000,000.00     113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00
                          Pool Factor              100.00%            100.00%         100.00%          102.38%
        Total Distribution Per $1,000               5.7856             5.9664          6.4530           0.0000
     Interest Distribution Per $1,000               5.7856             5.9664          6.4530           0.0000
    Principal Distribution Per $1,000               0.0000             0.0000          0.0000           0.0000

                     Partners First Credit Card Master Trust
                                  Series 1998-2


D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                          1 Total amount of the distribution:                                                      5.7856
                          2 Amount of the distribution in respect of Class A Monthly Interest:                     5.7856
                          3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:           0.00
                          4 Amount of the distribution in respect of Class A Additional Interest:                    0.00
                          5 Amount of the distribution in respect of Class A Principal:                              0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                          1 Total amount of Class A Investor Charge-Offs:                                            0.00
                          2 Amount of Class A Investor Charge-Offs                                                   0.00
                            per $1,000 original certificate principal amount:
                          3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                      0.00
                          4 Amount reimbursed in respect of Class A Investor Charge-Offs                             0.00
                            per $1,000 original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal                                   0.00
                            balance of the Class A Certificate exceeds the Class A Invested
                            Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                          1 The total amount of the distribution:                                                  5.9664
                          2 Amount of the distribution in respect of Class B monthly interest:                     5.9664
                          3 Amount of the distribution in respect of Class B outstanding monthly interest:           0.00
                          4 Amount of the distribution in respect of Class B additional interest:                    0.00
                          5 Amount of the distribution in respect of Class B principal:                              0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                          1 The amount of reductions in Class B Invested Amount                                      0.00
                          2 The amount of reductions in the Class B Invested Amount set forth in                     0.00
                            paragraph 1 above, per $1,000 original certificate principal amount:
                          3 The total amount reimbursed in respect of such reductions                                0.00
                            in the Class B Invested Amount:
                          4 The total amount set forth in paragraph 3 above, per $1,000                              0.00
                            original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal balance                           0.00
                             of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                     Partners First Credit Card Master Trust
                                  Series 1998-2


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

            1 Total amount distributed to the Collateral Interest Holder:                                               432,347.74
            2 Amount distributed in respect of Collateral Monthly Interest:                                             432,347.74
            3 Amount distributed in respect of Collateral Additional Interest:                                                0.00
            4 The amount distributed to the Collateral Interest Holder in respect                                             0.00
              of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

            1 The amount of reductions in the Collateral Invested Amount.                                                     0.00
            2 The total amount reimbursed in respect of such reductions in the                                                0.00
              Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
            1 Finance Charge Collections Allocated to Series 1998-2 (incl.YSA, Res Draw & Int and PFA Proceeds)      13,135,027.51
            2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)                   11,526,578.80
            3 Spread Account Requirement per Loan Agreement                                                          10,192,268.92
            4 Finance Charge Shortfall                                                                                8,583,820.21
            5 Available for Other Excess Allocation Series                                                                    0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                                     Available             Due              Paid         Shortfall
               1 Allocated Class A Available Funds             9,259,105.85
                 a Reserve Account Release                             0.00
                 b PFA Investment Earnings                             0.00
                 c Class A Available Funds                     9,259,105.85

               2 Class A Available Funds                       9,259,105.85
                 a Class A Monthly Interest                                             3,054,791.67     3,054,791.67         0.00
                 b Class A Servicing Fee                                                  881,146.41       881,146.41         0.00
                 c Class A Investor Default Amount                                      4,310,732.84     4,310,732.84         0.00
                 d Class A Excess                              1,012,434.92

               3 Class B Available Funds                       1,981,588.94
                 a Class B Monthly Interest                                               674,205.87       674,205.87         0.00
                 b Class B Servicing Fee                                                  188,578.68       188,578.68         0.00
                 c Class B Excess                              1,118,804.39

               4 Collateral Available Funds                    1,174,924.42
                 a Collateral Servicing Fee                                               111,812.14       111,812.14         0.00
                 b Collateral Excess                           1,063,112.28

               5 Class D Available Funds                         719,408.30
                 a Class D Servicing Fee                                                   68,462.77        68,462.77         0.00
                 b Class D Excess                                650,945.53

               6 Total Excess Spread                           3,845,297.12


                     Partners First Credit Card Master Trust
                                  Series 1998-2

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                          Available          Due              Paid       Shortfall
              1 Available Excess Spread                                 3,845,297.12
              2 Excess Fin Charge Coll                                          0.00
                     from Other Series
              3 Available Funds                                         3,845,297.12
              4 Class A Required Amount
                a Interest                                                                        0.00           0.00          0.00
                b Servicing Fee                                                                   0.00           0.00          0.00
                c Defaults                                                                        0.00           0.00          0.00
              5 Class A Charge Offs not Previously Reimbursed                                     0.00           0.00          0.00
             6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
                a Interest                                                                        0.00           0.00          0.00
                b Servicing Fee                                                                   0.00           0.00          0.00
             6b Class B Default Amount                                                      922,562.14     922,562.14          0.00
              7 Reductions in Class B not previously reimbursed                                   0.00           0.00          0.00
              8 Monthly Servicing Fee Shortfalls                                                  0.00           0.00          0.00
              9 Collateral Monthly Interest                                                 432,347.74     432,347.74          0.00
             10 Collateral Default Amount                                                   547,005.87     547,005.87          0.00
             11 Reductions in CIA not previously reimbursed                                       0.00           0.00          0.00
             12 Reserve Account Deposit                                                           0.00           0.00          0.00
             13 Class D Monthly Interest                                                          0.00           0.00          0.00
             14 Class D Default Amount                                                      334,932.67     334,932.67          0.00
             15 Reductions in Class D not previously reimbursed                                   0.00           0.00          0.00
             16 Other CIA Amounts Owed                                                   10,192,268.92   1,608,448.70  8,583,820.21
             17 Excess Fin Coll for Other Series                                                  0.00           0.00          0.00
             18 Excess Spread (after reallocation)                      1,608,448.70
             19 Writedowns
                                                                  Total            Redirected Principal      Charge-Offs
                                  a Class A                        0.00                     0.00             0.00
                                    in respect of A                                                          0.00
                                  b Class B                        0.00                     0.00             0.00
                                    in respect of A                                                          0.00
                                    in respect of B                                                          0.00
                                  c CIA                            0.00                     0.00             0.00
                                    in respect of A                                                          0.00
                                    in respect of B                                                          0.00
                                    in respect of CIA                                                        0.00
                                  d Class D                        0.00                     0.00             0.00
                                    in respect of A                                                          0.00
                                    in respect of B                                                          0.00
                                    in respect of CIA                                                        0.00
                                    in respect of D                                                          0.00

M. Application of Redirected Principal Collections
                                                               Available              Due      Paid           Shortfall
            1 Redirected Principal Collections                 23,356,362.64
            2 Class A Required Amount
              a Interest                                                              0.00      0.00              0.00
              b Servicing Fee                                                         0.00      0.00              0.00
              c Defaults                                                              0.00      0.00              0.00
            3 Class B Required Amount
              a Interest                                                              0.00      0.00              0.00
              b Servicing Fee                                                         0.00      0.00              0.00
              c Defaults                                                              0.00      0.00              0.00
            4 Collateral Required Amount
              a Interest                                                              0.00      0.00              0.00
              b Servicing Fee                                                         0.00      0.00              0.00
              c Defaults                                                              0.00      0.00              0.00
            5 Available for Available Principal Collections    23,356,362.64

N.  Principal Shortfall Amount/Shared Principal Collections
            1 Principal Allocation % of the Series 1998-2 Allocable Principal Collections           79,151,874.72
            2 Other amounts treated as Principal Collections per Section 4.5 & 4.7                   6,115,233.52
            3 Full amount required to be distributed pursuant to Section 4.5                                 0.00
            4 Principal required to fund the Required Amount per Section 4.8                                 0.00
            5 Principal Shortfall                                                                            0.00
            6 Available for Shared Principal Collections                                            85,267,108.24

                     Partners First Credit Card Master Trust
                                  Series 1998-2

O. Available Principal Collections
                          1 Available Principal Collections (per the definition thereof)                          85,267,108.24
                          2 Principal Collections allocation to other Principal Sharing Series                             0.00
                          3 Available Principal Collections (after Sharing)                                       85,267,108.24

P. Application of Principal Collections during Revolving Period

                          1 Available Principal Collections                                                       85,267,108.24

                          2 Collateral Invested Amount                                                            67,000,000.00
                          3 Required Collateral Invested Amount                                                   67,000,000.00
                          4 Amount used to pay Excess CIA                                                                  0.00

                          5 Available Principal Collections                                                       85,267,108.24
                          6 Class D                                                                               42,000,000.00
                          7 Required Class D                                                                      42,000,000.00
                          8 Amount used to pay Excess Class D                                                              0.00

Q. Application of Principal Collections during the Accumulation Period

                          1 Available Principal Collections                                                                0.00
                          2 Controlled Deposit Amount                                                                      0.00
                          3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                  641,000,000.00
                          4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                            0.00
                          5 Required Enhancement Amount                                                            $108,750,000

                          6 Remaining Principal Collections Available                                                      0.00
                          7 Remaining Collateral Invested Amount                                                  67,000,000.00
                          8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b below)               0.00
                                              a Excess of CIA and Class D over Required Enhancement Amt              250,000.00
                                              b Excess of Available Principal Collections over PFA deposit                 0.00

                          9 Remaining Principal Collections Available                                                      0.00
                         10 Remaining Class D Amount                                                              42,000,000.00
                         11 Principal Paid to Class D                                                                      0.00


                     Partners First Credit Card Master Trust
                                  Series 1998-2

R. Application of Principal Collections during Early Amortization Period

                          1 Available Principal Collections                                                           0.00
                                              a Remaining Class A Adjusted Invested Amount                  528,000,000.00
                                              b Principal Paid to Class A - Current Period's Collections              0.00
                                              c Principal Paid to Class A - PFA per 5.1                               0.00
                                              d Total Principal Paid to Class A                                       0.00

                          2 Remaining Principal Collections Available                                                 0.00
                                              a Remaining Class B Adjusted Invested Amount                  113,000,000.00
                                              b Principal Paid to Class B - Current Period's Collections              0.00
                                              c Principal Paid to Class B - PFA per 5.1                               0.00
                                              d Total Principal Paid to Class B                                       0.00

                          3 Remaining Principal Collections Available                                                 0.00
                                              a Remaining Collateral Invested Amount                         67,000,000.00
                                              b Principal Paid to CIA                                                 0.00

                          4 Remaining Principal Collections Available                                                 0.00
                                              a Remaining Class D Amount                                     42,000,000.00
                                              b Principal Paid to Class D                                             0.00

S. Yield and Base Rate

                          1 Base Rate
                                              a Current Monthly Period                                               8.44%
                                              b Prior Monthly Period                                                 8.46%
                                              c Second Prior Monthly Period                                          8.48%

                            Three Month Average Base Rate                                                                     8.46%

                          2 Series Adjusted Portfolio Yield
                                              a Current Monthly Period                                              11.25%
                                              b Prior Monthly Period                                                10.04%
                                              c Second Prior Monthly Period                                         11.30%

                            Three Month Average Series Adjusted Portfolio Yield                                              10.86%

                          3 Excess Spread
                                              a Current Monthly Period                                               2.80%
                                              b Prior Monthly Period                                                 1.58%
                                              c Second Prior Monthly Period                                          2.82%

                            Three Month Average Excess Spread                                                                 2.40%



                     Partners First Credit Card Master Trust
                                  Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                 15-Aug-00
Current Payment Date                              15-Sep-00
Actual / 360 Days                                    31                  31                31                    31
30 / 360 Days                                        30                  30                30                    30
Fixed / Floating                                  Floating            Floating          Floating              Floating
                                                                                   Collateral Invested
                                                   Class A             Class B          Amount            Class D      Total
Certificate Rate                                         6.74875%         6.97875%        7.59375%       0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                            7.34375%
Initial Balance                                    528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                            52,500,000.00
Total Initial Amount                                                                                                 802,500,000.00

Beginning Outstanding Amount (Distribution)        528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00    750,000,000.00
Ending Outstanding Amount (Distribution)           528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00    750,000,000.00

Beginning Invested Amount (Distribution)           528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00    750,000,000.00
Ending Invested Amount (Distribution)              528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount (Distribution)  528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount (Distribution)     528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00    750,000,000.00


Beginning Invested Amount (Month)                  528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00    750,000,000.00
Ending Invested Amount (Month)                     528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount (Month)         528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount (Month)            528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00    750,000,000.00

Principal Allocation Percentage                            70.40%           15.07%           8.93%          5.60%           100.00%
Floating Allocation Percentage                             70.40%           15.07%           8.93%          5.60%           100.00%
Principal Collections                               55,795,512.08    11,941,084.97    7,080,112.33   4,438,279.37     79,254,988.75
Redirected Finance Charge Collections                9,257,764.25     1,981,301.82    1,174,754.18     736,413.07     13,150,233.31
Reserve Account Proceeds not Retained                        0.00             0.00            0.00           0.00              0.00
Redirected Finance Charge plus Reserve Int.          9,257,764.25     1,981,301.82    1,174,754.18     736,413.07     13,150,233.31
Monthly Interest                                     3,068,431.67       679,071.15      438,117.19           0.00      4,185,620.01
Investor Default Amount (Net)                        4,309,473.87       922,292.70      546,846.12     342,799.06      6,121,411.75
Monthly Servicing Fee                                  880,000.00       188,333.33      111,666.67      70,000.00      1,250,000.00
Total Due                                            8,257,905.54     1,789,697.19    1,096,629.97     412,799.06     11,557,031.76

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             13,150,233.31
Series Adjusted Portfolio Yield                                                                                              11.25%
Base Rate                                                                                                                     8.48%

                     Partners First Credit Card Master Trust
                                  Series 1998-3

Series Parameters
                            Revolving Period (Y/N)                                                  Y
                            Accumulation Period (Y/N)                                               N
                            Early Amortization (Y/N)                                                N
                            Controlled Accumulation Period                                        12.00
                            FNBA is Servicer                                                        Y
                            Paydown Excess CIA (Y/N)                                                Y
                            Paydown Excess Class D (Y/N)                                            Y
                            Controlled Accumulation Amount                                          53,416,666.67
                            Controlled Deposit Amount                                               53,416,666.67
                            Ending Controlled Deposit Amount Shortfalll                                      0.00

Funding Accounts
                            Beginning Principal Funding Account Balance                                      0.00
                            Principal Funding Account Deposit                                                0.00
                            Principal Funding Account Withdrawal                                             0.00
                            Ending Principal Funding Account Balance                                         0.00
                            Principal Funding Investment Proceeds                                            0.00

                            Yield Supplement Account Beginning Balance                                       0.00
                            Yield Supplement Account Release                                                 0.00
                            Yield Supplement Account Ending Balance                                          0.00

                            Reserve Account Beginning Balance                                                0.00
                            Required Reserve Account Amount                                                  0.00
                            Available Reserve Account Amount                                                 0.00
                            Interest Retained in Reserve Account                                             0.00
                            Funds Deposited into Reserve Account (out of Excess Spread)                      0.00
                            Ending Reserve Account Balance                                                   0.00
                            Covered Amount                                                                   0.00
                            Reserve Draw Amount                                                              0.00

C. Certificate Balances and Distrubutions
                                                    Class A             Class B          CIA              Class D            Total
                     Beginning Balance            528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00    750,000,000.00
                Interest Distributions              3,068,431.67       679,071.15      438,117.19           0.00      4,185,620.01
                          PFA Deposits                      0.00                                                              0.00
               Principal Distributions                      0.00             0.00            0.00           0.00              0.00
                   Total Distributions              3,068,431.67       679,071.15      438,117.19           0.00      4,185,620.01
            Ending Certificate Balance            528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00    750,000,000.00
                           Pool Factor                   100.00%          100.00%         100.00%        100.00%
         Total Distribution Per $1,000                    5.8114           6.0095          6.5391         0.0000
      Interest Distribution Per $1,000                    5.8114           6.0095          6.5391         0.0000
     Principal Distribution Per $1,000                    0.0000           0.0000          0.0000         0.0000

                     Partners First Credit Card Master Trust
                                  Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                          1 Total amount of the distribution:                                                         5.8114
                          2 Amount of the distribution in respect of Class A Monthly Interest:                        5.8114
                          3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:              0.00
                          4 Amount of the distribution in respect of Class A Additional Interest:                       0.00
                          5 Amount of the distribution in respect of Class A Principal:                                 0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                          1 Total amount of Class A Investor Charge-Offs:                                               0.00
                          2 Amount of Class A Investor Charge-Offs                                                      0.00
                            per $1,000 original certificate principal amount:
                          3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                         0.00
                          4 Amount reimbursed in respect of Class A Investor Charge-Offs                                0.00
                            per $1,000 original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal                                      0.00
                            balance of the Class A Certificate exceeds the Class A Invested
                            Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                          1 The total amount of the distribution:                                                     6.0095
                          2 Amount of the distribution in respect of Class B monthly interest:                        6.0095
                          3 Amount of the distribution in respect of Class B outstanding monthly interest:              0.00
                          4 Amount of the distribution in respect of Class B additional interest:                       0.00
                          5 Amount of the distribution in respect of Class B principal:                                 0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                          1 The amount of reductions in Class B Invested Amount                                         0.00
                          2 The amount of reductions in the Class B Invested Amount set forth in                        0.00
                            paragraph 1 above, per $1,000 original certificate principal amount:
                          3 The total amount reimbursed in respect of such reductions                                   0.00
                            in the Class B Invested Amount:
                          4 The total amount set forth in paragraph 3 above, per $1,000                                 0.00
                            original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal balance                              0.00
                             of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                     Partners First Credit Card Master Trust
                                  Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

           1 Total amount distributed to the Collateral Interest Holder:                                              438,117.19
           2 Amount distributed in respect of Collateral Monthly Interest:                                            438,117.19
           3 Amount distributed in respect of Collateral Additional Interest:                                               0.00
           4 The amount distributed to the Collateral Interest Holder in respect                                            0.00
             of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

           1 The amount of reductions in the Collateral Invested Amount.                                                    0.00
           2 The total amount reimbursed in respect of such reductions in the                                               0.00
               Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
            1 Finance Charge Collections Allocated to Series 1998-3 (incl. YSA, Res Draw & Int and PFA Proceeds)    13,150,233.31
            2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)                  11,557,031.76
            3 Spread Account Requirement per Loan Agreement                                                          3,438,337.74
            4 Finance Charge Shortfall                                                                               1,845,136.19
            5 Available for Other Excess Allocation Series                                                                   0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                          Available            Due                  Paid           Shortfall
              1 Allocated Class A Available Funds        9,257,764.25
                a Reserve Account Release                        0.00
                b PFA Investment Earnings                        0.00
                c Class A Available Funds                9,257,764.25

              2 Class A Available Funds                  9,257,764.25
                a Class A Monthly Interest                                  3,068,431.67     3,068,431.67              0.00
                b Class A Servicing Fee                                       880,000.00       880,000.00              0.00
                c Class A Investor Default Amount                           4,309,473.87     4,309,473.87              0.00
                d Class A Excess                           999,858.71

              3 Class B Available Funds                  1,981,301.82
                a Class B Monthly Interest                                    679,071.15       679,071.15              0.00
                b Class B Servicing Fee                                       188,333.33       188,333.33              0.00
                c Class B Excess                         1,113,897.34

              4 Collateral Available Funds               1,174,754.18
                a Collateral Servicing Fee                                    111,666.67       111,666.67              0.00
                b Collateral Excess                      1,063,087.51

              5 Class D Available Funds                    736,413.07
                a Class D Servicing Fee                                        70,000.00        70,000.00              0.00
                b Class D Excess                           666,413.07

              6 Total Excess Spread                      3,843,256.62


                     Partners First Credit Card Master Trust
                                  Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                         Available             Due             Paid      Shortfall
               1 Available Excess Spread                                     3,843,256.62
               2 Excess Fin Charge Coll                                              0.00
                      from Other Series
               3 Available Funds                                             3,843,256.62
               4 Class A Required Amount
                 a Interest                                                                      0.00          0.00           0.00
                 b Servicing Fee                                                                 0.00          0.00           0.00
                 c Defaults                                                                      0.00          0.00           0.00
               5 Class A Charge Offs not Previously Reimbursed                                   0.00          0.00           0.00
              6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
                 a Interest                                                                      0.00          0.00           0.00
                 b Servicing Fee                                                                 0.00          0.00           0.00
              6b Class B Default Amount                                                    922,292.70    922,292.70           0.00
               7 Reductions in Class B not previously reimbursed                                 0.00          0.00           0.00
               8 Monthly Servicing Fee Shortfalls                                                0.00          0.00           0.00
               9 Collateral Monthly Interest                                               438,117.19    438,117.19           0.00
              10 Collateral Default Amount                                                 546,846.12    546,846.12           0.00
              11 Reductions in CIA not previously reimbursed                                     0.00          0.00           0.00
              12 Reserve Account Deposit                                                         0.00          0.00           0.00
              13 Class D Monthly Interest                                                        0.00          0.00           0.00
              14 Class D Default Amount                                                    342,799.06    342,799.06           0.00
              15 Reductions in Class D not previously reimbursed                                 0.00          0.00           0.00
              16 Other CIA Amounts Owed                                                  3,438,337.74  1,593,201.55   1,845,136.19
              17 Excess Fin Coll for Other Series                                                0.00          0.00           0.00
              18 Excess Spread (after reallocation)                          1,593,201.55
              19 Writedowns

                                                                           Total            Redirected Principal       Charge-Offs
                                  a Class A                                    0.00                      0.00             0.00
                                    in respect of A                                                                       0.00
                                  b Class B                                    0.00                      0.00             0.00
                                    in respect of A                                                                       0.00
                                    in respect of B                                                                       0.00
                                  c CIA                                        0.00                      0.00             0.00
                                    in respect of A                                                                       0.00
                                    in respect of B                                                                       0.00
                                    in respect of CIA                                                                     0.00
                                  d Class D                                    0.00                      0.00             0.00
                                    in respect of A                                                                       0.00
                                    in respect of B                                                                       0.00
                                    in respect of CIA                                                                     0.00
                                    in respect of D                                                                       0.00

M. Application of Redirected Principal Collections
                                                                    Available           Due                Paid           Shortfall
            1 Redirected Principal Collections                    23,459,476.67
            2 Class A Required Amount
              a Interest                                                                  0.00             0.00              0.00
              b Servicing Fee                                                             0.00             0.00              0.00
              c Defaults                                                                  0.00             0.00              0.00
            3 Class B Required Amount
              a Interest                                                                  0.00             0.00              0.00
              b Servicing Fee                                                             0.00             0.00              0.00
              c Defaults                                                                  0.00             0.00              0.00
            4 Collateral Required Amount
              a Interest                                                                  0.00             0.00              0.00
              b Servicing Fee                                                             0.00             0.00              0.00
              c Defaults                                                                  0.00             0.00              0.00
            5 Available for Available Principal Collections       23,459,476.67

N.  Principal Shortfall Amount/Shared Principal Collections
              1 Principal Allocation % of the Series 1998-3 Allocable Principal Collections          79,254,988.75
              2 Other amounts treated as Principal Collections per Section 4.5 & 4.7                  6,121,411.75
              3 Full amount required to be distributed pursuant to Section 4.5                                0.00
              4 Principal required to fund the Required Amount per Section 4.8                                0.00
              5 Principal Shortfall                                                                           0.00
              6 Available for Shared Principal Collections                                           85,376,400.50


                     Partners First Credit Card Master Trust
                                  Series 1998-3

O. Available Principal Collections
                          1 Available Principal Collections (per the definition thereof)                         85,376,400.50
                          2 Principal Collections allocation to other Principal Sharing Series                            0.00
                          3 Available Principal Collections (after Sharing)                                      85,376,400.50

P. Application of Principal Collections during Revolving Period

                          1 Available Principal Collections                                                      85,376,400.50

                          2 Collateral Invested Amount                                                           67,000,000.00
                          3 Required Collateral Invested Amount                                                  67,000,000.00
                          4 Amount used to pay Excess CIA                                                                 0.00

                          5 Available Principal Collections                                                      85,376,400.50
                          6 Class D                                                                              42,000,000.00
                          7 Required Class D                                                                     42,000,000.00
                          8 Amount used to pay Excess Class D                                                             0.00

Q. Application of Principal Collections during the Accumulation Period

                          1 Available Principal Collections                                                               0.00
                          2 Controlled Deposit Amount                                                                     0.00
                          3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                 641,000,000.00
                          4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                           0.00
                          5 Required Enhancement Amount                                                           $108,750,000

                          6 Remaining Principal Collections Available                                                     0.00
                          7 Remaining Collateral Invested Amount                                                 67,000,000.00
                          8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b below)              0.00
                                             a Excess of CIA and Class D over Required Enhancement Amt              250,000.00
                                             b Excess of Available Principal Collections over PFA deposit                 0.00

                          9 Remaining Principal Collections Available                                                     0.00
                         10 Remaining Class D Amount                                                             42,000,000.00
                         11 Principal Paid to Class D                                                                     0.00


                     Partners First Credit Card Master Trust
                                  Series 1998-3

R. Application of Principal Collections during Early Amortization Period

                          1 Available Principal Collections                                                           0.00
                                             a Remaining Class A Adjusted Invested Amount                   528,000,000.00
                                             b Principal Paid to Class A - Current Period's Collections               0.00
                                             c Principal Paid to Class A - PFA per 5.1                                0.00
                                             d Total Principal Paid to Class A                                        0.00

                          2 Remaining Principal Collections Available                                                 0.00
                                             a Remaining Class B Adjusted Invested Amount                   113,000,000.00
                                             b Principal Paid to Class B - Current Period's Collections               0.00
                                             c Principal Paid to Class B - PFA per 5.1                                0.00
                                             d Total Principal Paid to Class B                                        0.00

                          3 Remaining Principal Collections Available                                                 0.00
                                             a Remaining Collateral Invested Amount                          67,000,000.00
                                             b Principal Paid to CIA                                                  0.00

                          4 Remaining Principal Collections Available                                                 0.00
                                             a Remaining Class D Amount                                      42,000,000.00
                                             b Principal Paid to Class D                                              0.00

S. Yield and Base Rate

                          1 Base Rate
                                             a Current Monthly Period                                                8.48%
                                             b Prior Monthly Period                                                  8.49%
                                             c Second Prior Monthly Period                                           8.51%

                            Three Month Average Base Rate                                                                    8.49%

                          2 Series Adjusted Portfolio Yield
                                             a Current Monthly Period                                               11.25%
                                             b Prior Monthly Period                                                 10.04%
                                             c Second Prior Monthly Period                                          11.34%

                            Three Month Average Series Adjusted Portfolio Yield                                             10.88%

                          3 Excess Spread
                                             a Current Monthly Period                                                2.77%
                                             b Prior Monthly Period                                                  1.55%
                                             c Second Prior Monthly Period                                           2.83%

                            Three Month Average Excess Spread                                                                2.38%
